FIRST LEASE AMENDMENT

     THIS FIRST LEASE AMENDMENT (the "Amendment") is executed this 31st day of May, 1996, by and between GOVERNOR'S HILL PARTNERS, an Ohio partnership ("Landlord"), and MEDPLUS, INC., an Ohio corporation ("Tenant").

                           W I T N E S S E T H:

     WHEREAS, Landlord and Tenant entered into a certain Lease dated April 24, 1995 (the "Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 15,000 square feet of space (the "Original Premises") located in an office building commonly known as 8805 Governor's Hill; 8805 Governor's Hill Drive, Suite 100, Cincinnati, Ohio 45249; and

     WHEREAS, Landlord and Tenant desire the expand the Original
Premises over the Term of this Lease; and

     WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such expansion and changes to the Lease;

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

     1.  Amendment of Article 1.

          (a) Commencing July 1, 1996, Section 1.01 of Article 1 of the Lease is hereby amended by substituting Exhibit A-1, attached hereto and incorporated herein by reference, on which the Original Premises are illustrated, and an expansion of an additional 5,000 rentable square feet (the "First Additional Space") is illustrated, in lieu of Exhibit A attached to the Lease.

          (b) Commencing July 1, 1996, Subsections A, B, C, D, E and K of Section 1.02 of the Lease are hereby deleted and the following are substituted in lieu thereof:

     A.  Building Name:  8805 Governor's Hill;
          Address: 8805 Governor's Hill Drive, Suite 100 and 220, Cincinnati, Ohio 45249;

     B.  Rentable Area:  20,000 square feet;

           Landlord shall use commercially reasonable standards, consistently applied, in determining the Rentable Area and the rentable area of the Building. The Rentable Area shall include the area within the Leased Premises plus a pro rata portion of the area covered by the common areas within the Building, as reasonably determined by Landlord from time to time. Landlord's determination of Rentable Area made in good faith shall conclusively be deemed correct for all purposes hereunder, including without limitation the calculation of Tenant's Building Expense Percentage and Tenant's Minimum Annual Rent.

     C.  Building Expense Percentage:  14.87%

     D.  Minimum Annual Rent:

           July 1, 1996 - June 30, 1997    $172,500.00;

     E.  Monthly Rent Installments:

          July 1, 1996 - June 30, 1997   $14,375.00;

     K.  Addresses for payments and notices:

           Landlord:          Governor's Hill Partners
                              c/o Duke Realty Limited Partnership
                              8044 Montgomery Road, Suite 600
                              Cincinnati, OH  45236

          With Payments to:   Governor's Hill Partners
                              c/o Duke Realty Limited Partnership
                              8044 Montgomery Road, Suite 600
                              Cincinnati, OH  45236

          Tenant:             MedPlus, Inc.
                              8805 Governor's Hill Drive
                              Suite 100
                              Cincinnati, OH  45249

          (c)  Commencing July 1, 1997, Section 1.01 of Article 1
of the Lease is hereby amended by adding an additional 4,419 rentable square feet (the "Second Additional Space") which is illustrated on Exhibit A-1 attached hereto.

          (d) Commencing July 1, 1997, Subsections A, B, C, D and E of Section 1.02 of the Lease are hereby deleted and the following are substituted in lieu thereof:

     A.  Building Name:  8805 Governor's Hill;
           Address: 8805 Governor's Hill Drive, Suite 100 and 220 Cincinnati, Ohio 45249;

     B.  Rentable Area:  24,419 square feet;

           Landlord shall use commercially reasonable standards, consistently applied, in determining the Rentable Area and the rentable area of the Building. The Rentable Area shall include the area within the Leased Premises plus a pro rata portion of the area covered by the common areas within the Building, as reasonably determined by Landlord from time to time. Landlord's determination of Rentable Area made in good faith shall conclusively be deemed correct for all purposes hereunder, including without limitation the calculation of Tenant's Building Expense Percentage and Tenant's Minimum Annual Rent.

     C.  Building Expense Percentage:  18.15%

     D.  Minimum Annual Rent:

           July 1, 1997 - June 30, 1998  $234,624.00;

     E.  Monthly Rental Installments:

          July 1, 1997 - June 30, 1998   $19,552.00;

          (e)  Commencing July 1, 1998, Section 1.01 of Article 1
of the Lease is hereby amended by adding an additional 2,239 rentable square feet (the "Third Additional Space") which is illustrated on Exhibit A-1 attached hereto.

          (f) Commencing July 1, 1998, Subsections A, B, C, D and E of Section 1.02 of the Lease are hereby deleted and the following are substituted in lieu thereof:

     A.  Building Name:  8805 Governor's Hill;
         Address:   8805 Governor's Hill Drive, Suites 100 and 220
         Cincinnati, Ohio  45249;

B.  Rentable Area:  26,658 square feet;

           Landlord shall use commercially reasonable standards, consistently applied, in determining the Rentable Area and the
rentable area of the Building.  The Rentable   Area shall include
the area within the Leased Premises plus a pro rata portion of the area covered by the common areas within the Building, as reasonably determined by Landlord from time to time. Landlord's determination of Rentable Area made in good faith shall conclusively be deemed correct for all purposes hereunder, including without limitation the calculation of Tenant's Building Expense Percentage and Tenant's Minimum Annual Rent.

     C.  Building Expense Percentage:  19.82%;

     D.  Minimum Annual Rent:

           July 1, 1998 - June 30, 1999   $258,133.56
           July 1, 1999 - June 30, 2000   $258,133.56
           July 1, 2000 - June 30, 2001   $258,133.56
           July 1, 2001 - June 30, 2002   $258,133.56;

     E.  Monthly Rental Installments:

           July 1, 1998 - June 30, 2002   $21,511.13;

     2. Incorporation into Section 2.02. The following shall be added to Section 2.02 of the Lease:

          "Tenant has personally inspected the First Additional Space, Second Additional Space and Third Additional Space and accepts the same "as is" without representation or warranty by Landlord of any kind and with the understanding that Landlord shall have no responsibility with respect thereto."

     3. Tenant's Representations and Warranties. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

     4. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

     5. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

     6. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

                                 LANDLORD:

                                 GOVERNOR'S HILL PARTNERS,
                                 an Ohio partnership
WITNESSES:
/s/                              By: /s/ Jeffrey G. Tulloch
____________________________     Jeffrey G. Tulloch
(Printed)                        General Manager

/s/
____________________________
(Printed)                       TENANT:

                                MEDPLUS, INC., an Ohio corporation
WITNESSES:
/s/ Jennifer A. Vonasek
Jennifer A. Vonasek             By:  /s/  Daniel A. Silber
(Printed)
/s/ Melissa L. Walker           Printed:  Daniel A. Silber
Melissa L. Walker
(Printed)                       Title:  Vice President, Finance

STATE OF OHIO       )
                    )     SS:
COUNTY OF HAMILTON  )

     Before me, a Notary Public in and for said County and State, personally appeared Jeffrey G. Tulloch, by me known and by me known to be the General Manager of Governor's Hill Partners, an Ohio partnership, who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said partnership.

     WITNESS my hand and Notarial Seal this ______ day of __________, 1996.

                         /s/
                         Notary Public

                         _________________________________
                         (Printed signature)

My Commission Expires:

My County of Residence:  ________________



STATE OF OHIO          )
                       )     SS:
COUNTY OF HAMILTON     )

     Before me, a Notary Public in and for said County and State, personally appeared Daniel A. Silber, by me known and by me known to be the Vice-President, Finance of MedPlus, Inc., an Ohio corporation, who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said corporation.

     WITNESS my hand and Notarial Seal this 31st day of May1996.

                         /a/ Jennifer A. Vonasek
                         Notary Public

                         Jennifer A. Vonasek
                         (Printed signature)

My Commission Expires:  8-18-97

My County of Residence:  Hamilton